UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 3, 2017

FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa		50266-5997
(Address of principal executive offices)		(Zip Code)

(515) 225-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 3, 2017, FBL Financial Group, Inc. issued a news release reporting its financial results for the three months ended June 30, 2017 and a related financial supplement. The news release is furnished as Exhibit 99.1 hereto and the Financial Supplement is furnished as Exhibit 99.2 hereto.

The information contained in this Form 8-K including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.        Description

99.1            News release of FBL Financial Group, Inc. dated August 3, 2017

99.2            Financial Supplement of FBL Financial Group, Inc. for the quarter ended June 30,
2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2017                    FBL FINANCIAL GROUP, INC.

By    /s/ Donald J. Seibel
Donald J. Seibel
Chief Financial Officer

EXHIBIT INDEX

Exhibit No:    Description
Exhibit 99.1    News release of FBL Financial Group, Inc. dated August 3, 2017
Exhibit 99.2    Financial Supplement of FBL Financial Group, Inc. for the quarter ended June 30, 2017